[FRONT COVER]

                                                                  Philadelphia
                                                                    Fund, Inc.

                                                              Established 1923

                                                        A diversified open end
                                                       investment company with
                                                     an objective of long-term
                                                             growth of capital
                                                                    and income

                   [Logo]

                                                                 APRIL 1, 2006



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                  PROSPECTUS

                                 [Back Cover]

                            PHILADELPHIA FUND, INC.
                               Established 1923
                     1200 North Federal Highway, Suite 424
                           Boca Raton, Florida 33432
                                (561) 395-2155

        Shareholders may make inquiries regarding the Fund by calling:
        -------------------------------------------------------------
        |                    Shareholder Services                   |
        |                       1-800-525-6201                      |
        -------------------------------------------------------------

A Statement of Additional Information (dated April 1, 2006) which includes additional information about the Fund, is incorporated in this prospectus by reference.

The Fund's Statement of Additional Information, annual report, semi-annual report and other information are available, without charge, upon request, by writing to the above address, by visiting the Fund's Internet website at http://www.philadelphiafund.com, by electronic request at the Fund's e-mail address: request@philadelphiafund.com, or by calling 1-800-749-9933.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Information about the Fund, including the Statement of Additional Information, can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090.

Reports, material incorporated by reference, the Statement of Additional Information, and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Nos.: 2-10698 and 811-505

                    TABLE OF CONTENTS
                                                                    PAGE


                    Investments, Risks and Performance  . . . . . .   2

                    Fees and Expenses of the Fund   . . . . . . . .   3

                    Disclosure of Portfolio Holdings  . . . . . . .   4

                    Financial Highlights  . . . . . . . . . . . . .   4

                    Fund History  . . . . . . . . . . . . . . . . .   4

                    Investment Objective and Principal Strategies .   4

                    Policies and Non-Principal Strategies   . . . .   5
[LOGO]
                    Principal Risks   . . . . . . . . . . . . . . .   6

                    Management of the Fund  . . . . . . . . . . . .   7

                    Purchase of Shares  . . . . . . . . . . . . . .   7

                    Calculation of Net Asset Value  . . . . . . . .   8

                    Special Purchase Plans  . . . . . . . . . . . .   9

                    Redemption of Shares  . . . . . . . . . . . . .   9

                    Frequent Purchases and Redemptions
                       of Fund Shares   . . . . . . . . . . . . . .  10

                    Dividends, Capital Gains Distributions,
                       and Taxes  . . . . . . . . . . . . . . . . .  11

                    Performance . . . . . . . . . . . . . . . . . .  11

                    Fund Service Providers  . . . . . . . . . . . .  12

                                            INVESTMENTS, RISKS AND PERFORMANCE

OBJECTIVE

The Fund's investment objective is to achieve long-term growth of capital and income.


PRINCIPAL STRATEGIES

The Fund will invest primarily in common stocks traded on the major U.S. security exchanges and U.S. Treasury notes and bonds and U.S. Government agency notes and bonds. Securities are bought and held with long-term goals in view.

Baxter Financial Corporation, the Fund's investment advisor (the "Advisor"), uses fundamental analysis to select stocks which are believed to be undervalued. This undervaluation may be perceived for one or more of the following reasons: undervalued assets, low price to earnings ratio, low price in relation to market dominance, ability to control prices, low price to cash flow, and high percentage return on equity. Other factors considered before investing include market capitalization size, corporate business strategy, industry position, trading liquidity, trading activity of officers, directors and large stockholders, good management, protection from competition, and dividend yield.

The Advisor selects U.S. Treasury and U.S. Government agency notes and bonds based upon the Advisor's analysis of the following factors: the state of the economy, Federal Reserve Board policies, the historical shape of the yield curve and the current shape of the yield curve. Based on its analysis, the Advisor identifies a specific range of maturities of fixed income securities that the Advisor believes present an enhanced potential for capital gains. In some cases, the Advisor will acquire U.S. Treasury and U.S. Government agency notes and bonds for the Fund that possess greater opportunity for yield.

The Fund generates income by investing in stocks that pay dividends, commercial paper, and U.S. Treasury and U.S. Government agency fixed income securities.

The Fund's portfolio is diversified.

The Fund's portfolio usually consists of 20 - 30 different stocks.

The Advisor takes into consideration the tax implications for shareholders of Fund trading activity by attempting to balance capital gains and losses resulting from portfolio transactions.


PRINCIPAL RISKS

MARKET RISK. Stock prices rise and decline in response to investors' perception of the activities of individual companies and general market and economic conditions. The value of your investment in the Fund is not guaranteed and will vary from day to day, which means that you could lose money.

RISK OF LIMITED HOLDINGS. The price of an individual security may be more volatile and perform differently from the market as a whole. As the Fund usually owns 20 - 30 stocks, its performance may be more vulnerable to changes in the market value of a single security than funds with more stocks in their portfolios.

INTEREST RATE RISK. Increasing interest rates cause decreases in debt securities' prices and can slow overall economic activity, which often leads to lower equity prices.

INVESTMENT ADVISOR RISK. The Fund is actively managed, and the success of the Fund's investment strategy depends significantly on the Advisor's skill in assessing the potential of the securities in which the Fund invests. The Advisor will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the intended results. The Advisor may be incorrect in its assessment of the value of securities or its assessment of market trends, which can result in losses to the Fund. In some cases, investments may be unavailable, or the Advisor may choose not to purchase them under market conditions when the acquisition of such investments, in hindsight, may be determined to be beneficial to the Fund.

VALUE STYLE RISK. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospect for growth. Typically, the valuation levels of these stocks are lower than those of growth stocks. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because the company is associated with a market sector that is not favorably regarded by investors. Because different types of stocks attract varying levels of interest by investors, depending on market and economic conditions, the Fund's returns may be adversely affected during market downturns and when value stocks are not in demand. Value stocks also may remain undervalued. The market may not recognize a company's true intrinsic value for a long time, or a company judged to be undervalued may be appropriately priced. Value stocks, as a group, may underperform the overall equity market for a long period of time, and may not realize their full economic value, while the market concentrates on growth stocks.

COMMON STOCK RISK. The Fund will invest in common stocks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including: changes in investors' perceptions of the financial condition of an issuer; the general condition of the relevant stock market; or when political or economic events affecting issuers of common stock occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.


The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance, before and after taxes, is not predictive of future performance.


   [Bar chart showing Fund's annual calendar year total returns as follows.]

                             Philadelphia Fund, Inc.
                         Annual Total Returns 1996 - 2005

                                 1996   12.74%
                                 1997   35.75%
                                 1998   11.13%
                                 1999    0.57%
                                 2000    4.73%
                                 2001   -7.02%
                                 2002   -8.58%
                                 2003   18.26%
                                 2004   20.13%
                                 2005    8.34%

During the periods shown in the bar chart, the highest return for a quarter was 12.21% (quarter ending June 30, 1997) and the lowest return for a quarter was -8.90% (quarter ending September 30, 2002).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average Annual Total Returns as of 12/31/05

	                         1 Year    5 Years   10 Years
PHILADELPHIA FUND

  Return Before Taxes	          8.34%     5.52%      8.89%

  Return After Taxes
  on Distributions		  6.51%     4.37%      7.04%

  Return After Taxes
  on Distributions and            7.86%     4.44%      7.08%
  Sale of Fund Shares (t)

S&P 500 INDEX*
  (reflects no deduction
  for fees, expenses or taxes)    4.91%     0.54%      9.07%


* The S&P 500(r) Index is a widely recognized unmanaged index of common stock prices.


t - Returns After Taxes on Distributions and Sale of Fund Shares may be higher than Before Tax Returns due to tax benefits resulting from a net capital loss upon the redemption of Fund shares.



                                                 FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                               SHAREHOLDER FEES
                   (fees paid directly from your investment)

                        ANNUAL FUND OPERATING EXPENSES
                 (expenses that are deducted from Fund assets)

                 Management Fee ......................    .75%
                 Administrative Fee ..................    .25%
                 12b-1 Fees     ......................    .15%
                 Other Expenses ......................    .37%
                                                         -----
                       Total Fund Operating Expenses..   1.52%
                                                         =====


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example illustrates the expenses that you would pay on a $10,000 investment for the time periods indicated, assuming:

  [BULLET]  a 5% annual rate of return
  [BULLET]  redemption at the end of each time period
  [BULLET]  Fund operating expenses remain the same

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
                      ------  -------  -------  --------
                       $155    $480     $829     $1,813


                                               DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.


                                                          FINANCIAL HIGHLIGHTS

The data set forth under the caption "Financial Highlights" in the Annual Report to Stockholders for the fiscal year ended November 30, 2005 is incorporated herein by reference. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual report and semi-annual report are available, without charge, upon request, by writing to the address or by calling the number on the back cover of this prospectus. The annual and semi-annual reports are also available on the Fund's Internet website at http://www.philadelphiafund.com.


                                                                  FUND HISTORY

The Fund, a Maryland corporation, is the surviving corporation of a merger with Philadelphia Fund, Inc., a Delaware corporation. On November 30,
1984, the Fund was reorganized for the purpose of continuing the operations of the Delaware corporation. The sole purpose of the merger was to change the Fund's state of incorporation from Delaware to Maryland. The Delaware corporation was incorporated on July 5, 1945 for the purpose of acquiring and continuing the business of the Securities Fund, an unincorporated investment company organized in 1923.

The Securities Fund, predecessor of the Philadelphia Fund, was organized in 1923 by W. Wallace Alexander. He and his associates managed the Securities Fund until December 1928 when W. Wallace Alexander, Inc. became the manager.
W. Wallace Alexander, Inc. remained the manager of the Securities Fund until its acquisition by Philadelphia Fund, when Alexander Investment Management Co. became the manager. Over the years, the Fund has been managed by several investment advisors. The Fund's current investment advisor is Baxter Financial Corporation.


                                INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund's investment objective is to achieve long-term growth of capital and income. This goal may be changed only by the vote of a majority of the shares of the Fund. The Advisor endeavors to meet the Fund's objective but there can be no assurance that the Fund's investments will achieve the Advisor's expectations.

The shares of the Fund provide a convenient way for investors to own, at a reasonable cost, an interest in a
carefully selected and supervised portfolio of investments.   The shares
represent ownership of a program designed and managed for long-term growth of capital and income.

The Fund will invest primarily in common stocks with a market value greater than $150 million traded on the major U.S. security exchanges.

The Advisor uses fundamental analysis to select stocks which are believed to be undervalued. The Advisor considers the following criteria to evaluate whether a stock may be undervalued:

     [BULLET] Price to earnings ratio less than growth rate of
              sales and/or earnings.
     [BULLET] Return on equity greater than 15%.
     [BULLET] Price to sales ratio less than 1.
     [BULLET] Price to book ratio less than 1.
     [BULLET] Price to cash flow ratio less than 6.

Each of these criteria may indicate that a stock is undervalued. The Advisor considers stocks with as many of these criteria as possible, but does not require that all or any exist prior to investment. Other factors considered before investing include low price in relation to market dominance, ability to control prices, market capitalization size, corporate business strategy, industry position, trading liquidity, trading activity of officers, directors and large stockholders, good management, protection from competition, and dividend yield. Investments are held until the stock meets the Advisor's projections, the original criteria used to select the investment no longer exist, or an investment opportunity believed to be superior presents itself.

The Fund's portfolio usually consists of 20 - 30 different stocks, which is less than the amount of stocks held by the typical diversified mutual fund. This strategy stems from the belief that there are a limited number of investment ideas available and allows the Advisor to focus on companies with the greatest potential for investment return balanced with minimal risk.

The Fund generates income by investing in stocks that pay dividends, commercial paper, and U.S. Treasury notes and bonds and U.S. Government agency notes and bonds. U.S. Treasury and U.S. Government agency notes and bonds are selected based upon the Advisor's analysis of the following factors: the state of the economy, Federal Reserve Board policies, the historical shape of the yield curve and the current shape of the yield curve. Based on its analysis, the Advisor identifies a specific range of maturities of fixed income securities that the Advisor believes present an enhanced potential for capital gains. In some cases, the Advisor will acquire U.S. Treasury and U.S. Government agency notes and bonds for the Fund that possess greater opportunity for yield. When the Advisor believes a decline in interest rates is imminent, fixed income investments may also be purchased for the purpose of capital appreciation, as prices tend to rise as interest rates fall. When the Fund invests in fixed income securities for this reason, it may invest in any rated or unrated security.

The Advisor takes into consideration the tax implications for shareholders by attempting to balance capital gains and losses resulting from portfolio transactions. Unexpected declines in securities prices sometimes cause the Advisor to realize capital losses. Unexpected increases in securities prices sometimes cause the Advisor to realize capital gains. Both of these actions are taken with full consideration given to the Fund's current realized and unrealized gain (loss) position and the tax implications to shareholders.


                                         POLICIES AND NON-PRINCIPAL STRATEGIES

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Under these conditions, the Fund may place some or all of its assets in cash or cash equivalents in an attempt to preserve capital and avoid potential losses. However, it is possible the Fund may not achieve its investment objective under these circumstances.

Cash balances in excess of daily operating needs are invested in the highest rated commercial paper available and U.S. Treasury Bills.

The Fund may hold cash, cash equivalents, bonds, and/or preferred stocks to the extent deemed prudent to achieve its investment objective.

The Fund will not at the time of purchase invest more than 5% of its assets in the securities of any one company nor will the Fund buy more than 10% of the voting stock of any one company.

The Fund may invest in rated or unrated fixed income securities.

The Fund will not purchase securities of companies if such purchase would cause more than 25% of the Fund's assets to be invested in the securities of companies in any single industry.

The Fund may buy and sell covered (options on securities owned by the Fund) and uncovered (options on securities not owned by the Fund) call and put options which are issued by the Options Clearing Corporation and are listed on national securities exchanges. Generally, options would be used either to generate income or to limit the downside risk of a portfolio holding.

The Fund may buy and sell financial futures contracts and options on such contracts. Futures contracts may be used to implement a number of different hedging strategies.

The Fund's portfolio usually has a low turnover ratio because securities, other than options, are bought and held with long-term goals in view and this normally results in the infrequent replacement of the portfolio's investments. However, the Advisor is free to make any portfolio changes which, in its judgment, are in the best interests of shareholders.


                                                               PRINCIPAL RISKS

MARKET RISK. Stocks prices rise and decline in response to investors' perceptions of the activities of individual companies and general market and economic conditions. The value of your investment in the Fund is not guaranteed, and will vary from day to day, which means that you could lose money. Political upheaval and social unrest, wars, threat of war, and the numerous factors of the human race have an impact on economic conditions. In turn, this influences the decisions to retain different stocks in the portfolio or to reinvest in the stocks of companies which are better suited to a changing or changed environment. The portfolio may suffer losses in this replacement process.

RISK OF LIMITED HOLDINGS. The price of an individual security may be more volatile and perform differently from the market as a whole. As the Fund usually owns 20 - 30 stocks, its performance may be more vulnerable to changes in the market value of a single security than funds with more stocks in their portfolios. For example, a portfolio owning 20 stocks of equal value will be influenced twice as much by the fortunes or misfortunes of one company than a portfolio holding 40 stocks of equal value.

INTEREST RATE RISK. Increasing interest rates cause decreases in debt securities' prices and can slow overall economic activity, which often leads to lower equity prices. The level of interest rates in the economy is the primary determinant of the level of economic activity which determines if there is growth and at what rate. It determines the level of employment and influences every aspect of economic endeavor. The level of interest rates in foreign countries influences those respective economies, which over the long run may effect the American economy. Misjudging the trend of interest rates may have a negative effect on the portfolio.

INVESTMENT ADVISOR RISK. The Fund is actively managed, and the success of the Fund's investment strategy depends significantly on the Advisor's skill in assessing the potential of the securities in which the Fund invests. The Advisor will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the intended results. The Advisor may be incorrect in its assessment of the value of securities or the assessment of market trends, which can result in losses to the Fund. In some cases, investments may be unavailable, or the Advisor may choose not to purchase them under market conditions when the acquisition of such investments, in hindsight, may be determined to be beneficial to the Fund.

VALUE STYLE RISK. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, the valuation levels of these stocks are lower than those of growth stocks. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because the company is associated with a market sector that is not favorably regarded by investors. Because different types of stocks attract varying levels of interest by investors, depending on market and economic conditions, the Fund's returns may be adversely affected during market downturns and when value stocks are not in demand. Value stocks also may remain undervalued. The market may not recognize a company's true intrinsic value for a long time, or a company judged to be undervalued may be appropriately priced. Value stocks, as a group, may underperform the overall equity market for a long period of time, and may not realize their full economic value, while the market concentrates on growth stocks.

COMMON STOCK RISK. The Fund will invest in common stocks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including: changes in investors' perceptions of the financial condition of an issuer; the general condition of the relevant stock market; or when political or economic events affecting issuers of common stock occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.


                                                        MANAGEMENT OF THE FUND

The strength of Philadelphia Fund, and any success it may achieve for shareholders, depend chiefly upon the character, experience, and judgment of the persons managing its activities. Baxter Financial Corporation ("BFC" or the "Advisor") provides the Fund with investment advice and recommendations regarding the investment and reinvestment of the Fund's assets. For the fiscal year ended November 30, 2005, the Fund paid BFC total advisory fees equal to ..75% of the Fund's average net assets on an annual basis. A discussion regarding the basis for the Fund's board of director's approval of the investment advisory agreements between the Fund and the Advisor is available in the Fund's semi-annual report to shareholders for the six month period ended May 31, 2005.

Donald H. Baxter, President, Treasurer, Director, and sole shareholder of the Advisor, is responsible for selecting brokers to execute Fund portfolio transactions and is authorized to place Fund securities transactions with dealers who sell shares of the Fund. Mr. Baxter is primarily responsible for the day-to-day management of the Fund's portfolio. He has been the Fund's portfolio manager since May, 1987. Mr. Baxter is also President and Director of the Fund and Eagle Growth Shares, Inc., another registered investment company. BFC also serves as investment advisor to other institutional and individual investors, including Eagle Growth Shares, Inc. Further information about the Fund's portfolio manager's compensation, other accounts managed by Mr. Baxter, and Mr. Baxter's ownership of Fund shares, is found in the Fund's Statement of Additional Information.

Under a Distribution Plan approved by the Board of Directors, the Fund may make monthly payments of not more than 1/24 of 1% (.5% annually) of the net assets of the Fund to defray: (a) expenses associated with the sale of Fund shares, and (b) services to existing shareholders. The service fee, which may not exceed, on an annual basis, .25% of the average net asset value of the Fund, is intended to defray the cost of providing personal services to the Fund's existing shareholders. For the fiscal year ended November 30, 2005, the Fund paid distribution expenses under the Plan equal to .15% of average net assets. BFC has agreed to reduce the Fund's 12b-1 fees to .15% per annum of the Fund's average net assets until further notice. As a consequence of the Fund's Distribution Plan, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the NASD Conduct Rules.


                                                            PURCHASE OF SHARES

The shares of the Fund are available through the distributor of the Fund's shares.

When making an initial investment, shares may be purchased by completing and signing the General

Account Application, which should be remitted, together with payment for the shares, to the Fund's transfer agent at the following address: Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110. Once an account is established, subsequent investments should be sent to Unified Fund
Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110. Subsequent purchase orders must contain your name, your account number(s), the name(s) on your account(s) and payment for the shares. A confirmation will be mailed to the investor showing the shares purchased, the exact price paid for the shares, and the total number of shares that are owned. If payment is not received with the purchase request, the transaction will not be processed (unless made by a financial intermediary with a current dealer agreement with the Fund) and the shareholder will be contacted for further instructions. Investors who are interested in information about purchasing shares may also contact the Fund at 1-800-749-9933. The minimum initial investment in the Fund is $1,000, and there is no minimum amount for subsequent investments in the Fund. The Fund retains the right to waive the minimum initial investment at its discretion. Purchases of shares will be made in full and fractional shares calculated to three decimal places. Certificates for shares of stock will not be issued. Shares may also be purchased and sold through securities firms which may charge a service fee or commission for such transactions. No fee or commission is charged on shares which are purchased from or redeemed by the Fund directly.

Orders received by Unified Fund Services, Inc., the Fund's transfer agent, prior to the close of the New York Stock Exchange, generally 4:00 p.m., Eastern time, will be confirmed at the offering price next calculated, provided the order is received by the transfer agent prior to that time. Orders received subsequent to that time will be confirmed at the offering price effective at the close of the New York Stock Exchange on the next business day.

Automatic Investment Plan investors and Check Withdrawal Plan investors will receive confirmations of purchases and redemptions of Fund shares on a quarterly basis, not later than five business days after the end of each calendar quarter in which a transaction takes place. The confirmation will show the date of each transaction during the period, number and price paid or received for shares purchased or redeemed, including dividends and distributions, and total number of shares owned by the investor as of the end of the period.


                                                CALCULATION OF NET ASSET VALUE

The price of your Fund shares is based on the Fund's net asset value. The Fund's net asset value is determined using the closing sales prices of the Fund's investment securities on the markets on which they are principally traded, except those securities traded on the Nasdaq NMS and Small Cap exchanges ("Nasdaq"). Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price. If market quotations are not readily available, or become unreliable, securities will be valued by the Advisor at their fair values as determined in good faith in accordance with procedures approved by the Board of Directors. The Fund will also value a security at fair value if an event that materially affects the value of the security occurs after the close of the principal market on which such security trades, but before the Fund calculates its net asset value.

If market quotations or official closing prices are not readily available, or have become unreliable, the securities will be priced using fair valuation methods approved by the Board. The Advisor may value a portfolio security using fair value pricing if the exchange on which the security is principally traded closes early, or if trading in the security is halted during the day and does not resume prior to the time that the Fund calculates its net asset value. The price of a security based on fair value procedures may differ from the security's most recent exchange closing price, and from the prices used by other mutual funds that own the security to calculate their net asset values.

The net asset value is computed as of the close of the New York Stock Exchange, generally 4:00 p.m., Eastern time, on each day the New York Stock Exchange is open for trading.

Orders for Fund shares received by the Fund's transfer agent, Unified Fund Services, Inc., prior to that time are priced at the net asset value next calculated, provided the order is received together with payment for the shares prior to such close of the New York Stock Exchange. In addition, new accounts must include a completed account application. Orders received subsequent to the close of the New York Stock Exchange will be priced at the net asset value calculated at the close of the New York Stock Exchange on the next business day.


                                                       SPECIAL PURCHASE PLANS

TAX SHELTERED PLANS. The Fund makes available through its transfer agent the following Individual Retirement Accounts (IRA):


                           [Bullet] Traditional IRA

                           [Bullet] Roth IRA

                           [Bullet] SIMPLE IRA

                           [Bullet] SEP-IRA

                           [Bullet] Coverdell Education Savings Account

                           [Bullet] 403(b)7 Custodial Account

For self-employed individuals, partnerships, and corporations, investments in shares of the Fund can be made through a prototype Profit Sharing/Money Purchase Pension Plan which has been approved by the Internal Revenue Service.

Forms to establish any of the above plans are available from the Fund or Baxter Financial Corporation.

AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan enables shareholders to make regular monthly investments in shares through automatic charges to their bank checking accounts. The Fund's $1,000 minimum initial investment shall be waived for Automatic Investment Plan participants making regular monthly payments of at least $50.00 per month.


                                                          REDEMPTION OF SHARES

Investors may redeem their shares by requesting redemption in writing to Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110. Upon redemption, the investor will receive the net asset value of his shares calculated as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) following the receipt of properly tendered shares. A proper tender of shares means that if the investor holds share certificates, they must be signed as registered and the signatures must be guaranteed. To redeem shares for which certificates have not been issued - those held for the account of the investor by Unified Fund Services, Inc. - all registered holders must sign and deliver to the Fund or to Unified Fund Services, Inc. a written request for redemption specifying the shares to be redeemed with signatures guaranteed.

_______________________________________________________________________________
|                                                                             |
| A signature guarantee helps protect you and the Fund against fraud.         |
| You may obtain a signature guarantee from commercial banks, securities      |
| dealers, trust companies, member firms of a domestic stock exchange         |
| (such as the New York Stock Exchange or a regional stock exchange),         |
| certain credit unions, certain savings associations, overseas banks with a | | domestic correspondent or branch, or other eligible guarantor institutions. | | A signature guarantee may not be obtained through a notary public. All | | documentation requiring a signature guarantee must utilize a New Technology |
| Medallion Stamp.                                                            |
|_____________________________________________________________________________|

Any questions regarding which institutions may guarantee signatures should be directed to Unified Fund Services, Inc. at 1-800-525-6201. Neither the Fund nor its underwriter charge any fee on these transactions. The Fund's policy is to pay promptly when shares are presented for redemption; it is obligated to pay within seven days after the date of tender, except when the securities exchanges are closed or an emergency exists.

Proceeds for the redemption of Fund shares purchased by check, ACH, or through the Automatic Investment Program will be delayed until the Fund verifies that it has received good payment, which may take up to 15 business days. If you purchase shares by Federal funds, you will avoid this delay.

The Fund reserves the right, after sending the shareholder at least sixty
(60) days prior written notice, to redeem the shares held by any shareholder if the shareholder's account has been inactive for a period of six (6) months preceding the notice of redemption and the total value of the shareholder's shares does not exceed $500 as of the proposed redemption date. An account will be considered inactive if no new purchases have been made (excluding shares purchased through the reinvestment of dividends and capital gains) within the specified time period. Any redemptions by the Fund pursuant to this procedure will be at the net asset value of the shares calculated as of the close of the New York

Stock Exchange on the stated redemption date and a check for the redemption proceeds will be sent to the shareholder not more than seven (7) days later.

When in the best interests of the Fund, the Fund may make a redemption payment, in whole or in part, by a distribution of liquid portfolio securities in lieu of cash (an "in-kind" redemption). Such distributions will be made in accordance with the federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The investor also would bear the risk that the prices of the securities distributed in an "in-kind" redemption could rise or decline before the securities can be sold.

The Fund also makes available a Check Withdrawal Plan about which further information may be obtained by writing or calling the Fund, or by obtaining a copy of the Statement of Additional Information.


                              FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is designed for long-term investors, and is not intended for investors that engage in excessive short-term trading activity that may be harmful to the Fund, including but not limited to market timing. The Fund discourages frequent purchases and redemptions of Fund shares by investors, and will not accommodate investors seeking to make frequent purchases and redemptions of Fund shares. This policy includes purchases and redemptions in response to short-term market fluctuations. The frequent trading into and out of the Fund presents a number of risks, including interfering with or disrupting the Fund's portfolio management strategies, harming Fund performance and increased brokerage and administrative costs for the Fund, which dilute the value of Fund shares held by the Fund's long-term shareholders (who do not generate these costs).

In order to deter market timing in Fund shares, the Board of Directors of the Fund has adopted policies and procedures that provide that the Fund may refuse or cancel purchase orders that the Fund or the Advisor believes are made on behalf of market timers. The Fund and its agents reserve the right to reject any purchase request by any investor indefinitely if the Fund or its agents believe that any combination of trading activity is potentially disruptive to the Fund. Any restrictions that are imposed to prevent or minimize frequent purchases and redemptions are uniformly applied, including trades that occur through omnibus accounts at financial intermediaries ("Intermediaries"), such as investment advisers, broker-dealers, transfer agents, third party administrators and insurance companies. In addition, the Fund may impose further restrictions on suspected market timers' trading activities in the future.

The following procedures have been implemented in order to discourage Fund share transactions initiated by market timers:

  [BULLET] Any shareholder that purchases shares of the Fund in an amount greater than $25,000 and redeems those shares within 10 business days will be prohibited from purchasing additional Fund shares for 12 months from the redemption date. The prohibition on purchasing additional Fund shares for 12 months from the redemption date may be waived for shareholders that participate in an Automatic Investment Program. The Advisor will determine whether the prohibition should be waived on a case by case basis for Automatic Investment Program participants.

  [BULLET] Management reserves the right to reject any Fund share purchase request greater than $250,000 if management believes the order is being made by a market timer.

Although these policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

The ability to monitor trades that are placed through omnibus accounts maintained by Intermediaries is severely limited. Omnibus accounts aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. In addition, some Intermediaries may be unable, or unwilling, to abide by any Fund-imposed trading or exchange restrictions. For these reasons, the procedures cannot eliminate completely the possibility of excessive short-term trading. The Fund seeks compliance by Intermediaries with the policies by requesting that the Intermediaries, from time to time, identify to the Fund those investors known to the Intermediaries to have investment horizons inconsistent with those of the Fund.


                                                      DIVIDENDS, CAPITAL GAINS
                                                      DISTRIBUTIONS, AND TAXES

The Fund intends to pay dividends of its net investment income on a quarterly basis. Any capital gain distributions will be paid annually on approximately December 31st.

If you invest in the Fund shortly before it pays a dividend or makes a capital gain distribution, you may receive some of your investment back in the form of a taxable dividend or distribution.

Dividends and capital gain distributions paid to taxable investors are subject to Federal income tax. This is true whether you elect to receive dividends and capital gain distributions in additional shares of the Fund at net asset value or to receive cash. If you are a taxable investor, dividends, together with distributions of any short-term capital gains, are taxable as ordinary income. Taxable investors pay Federal income taxes at long-term capital gains rates on realized long-term capital gains which are distributed to them no matter how long the investors have owned Fund shares. A portion of dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates, provided certain holding period requirements are met.

Annually, the Fund will provide each shareholder with a statement regarding the tax status of dividends and distributions paid for the year. Dividends and capital gains distributed in January ordinarily will be included in the shareholder's income for the previous year.

Shareholders who sell Fund shares may realize a gain or loss on those shares based on the difference between the purchase price and the sale price of each share. For shares held less than one year, your gain or loss is considered to be short-term and is taxable as ordinary income. For shares held longer than one year, your gain or loss is considered to be long-term and is taxable at your capital gains rate.

Dividends and capital gain distributions paid to shareholders and gains from the sale or exchange of Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

By law, the Fund must withhold 28% of your taxable distributions and redemption proceeds unless you:

     [BULLET] provide your correct social security or taxpayer identification number,

     [BULLET] certify that this number is correct,

     [BULLET] certify that you are not subject to backup withholding, and

     [BULLET] certify that you are a U.S. person (including a U.S. resident alien).

The Fund must also withhold if the IRS instructs it to do so.


                                                                   PERFORMANCE

Occasionally, total return data may be included in advertisements pertaining to the Fund. Standardized "total return" of the Fund refers to the average annual compounded rates of return over certain periods of time that would equate the initial amount invested in the Fund to the ending redeemable value of the investment, and includes reinvestment of dividends and distributions over the period for which performance is shown. The Fund may advertise total return figures which shall represent Fund performance over one or more time periods, including (1) one-year to date, and (2) May 1, 1987 to date, the latter being the date on which Mr. Donald H. Baxter assumed exclusive portfolio management responsibilities for the Fund. Non-standardized total return quotations may also be presented along with standardized figures. Such quotations may exclude certain types of deductions, such as certain Fund expenses, which would otherwise reduce total return quotations.

The Fund may also advertise its investment performance by comparison to market indices such as the S&P Index and to mutual fund indices such as those reported by Lipper Analytical Services, Inc. Such indices may group funds by investment objective (in the Fund's case, typically in the "Growth and Income Funds" category), or may involve a more general ranking reflecting the Fund's overall performance as compared to any number or variety of funds, regardless of investment objective.


                                                     FUND SERVICE PROVIDERS

                         INVESTMENT ADVISOR, ADMINISTRATOR, AND DISTRIBUTOR
                                               Baxter Financial Corporation
                                      1200 North Federal Highway, Suite 424
                                                 Boca Raton, Florida  33432

                                                                  CUSTODIAN
                                                            U.S. Bank, N.A.
                                                          425 Walnut Street
                                                       Cincinnati, OH 45202

                               TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                                                Unified Fund Services, Inc.
                                                              P.O. Box 6110
                                                Indianapolis, IN 46206-6110

                                                              LEGAL COUNSEL
                                      Stradley, Ronon, Stevens & Young, LLP
                                                   2600 One Commerce Square
                                                     Philadelphia, PA 19103


                              INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                           Briggs, Bunting & Dougherty, LLP
                                                      Two Penn Center Plaza
                                                    Philadelphia, PA  19102



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